ESPEY MFG. & ELECTRONICS CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 4, 2015

October 19, 2015

To the Shareholders of

ESPEY MFG. & ELECTRONICS CORP.:

You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Courtyard by Marriott, 11 Excelsior Ave., Saratoga Springs, New York, on December 4, 2015, at 9:00 a.m., Eastern Standard Time, for the following purpose:

1	To elect as Class A Directors to serve for a three year term expiring at the 2018 Annual Meeting or until their respective successors are duly elected and qualify, the three nominees named in the attached proxy statement;
2	To elect as a Class B Director to serve for the remaining one year term expiring at the 2016 Annual Meeting or until his successor is duly elected and qualifies, the nominee named in the attached proxy statement;
3	To ratify the appointment of Freed Maxick CPAs, P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2016.

No other business may be transacted at the meeting.

The Board of Directors has fixed the close of business on October 15, 2015, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date, and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.

By Order of the Board of Directors,

Peggy A. Murphy Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 4, 2015:

This notice of Annual Meeting, Proxy Statement and accompanying Annual Report to the Shareholders are available at our website at http://www.espey.com.

Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

ESPEY MFG. & ELECTRONICS CORP.

233 Ballston Avenue

Saratoga Springs, New York 12866

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Courtyard by Marriott, 11 Excelsior Ave., Saratoga Springs, New York, on December 4, 2015, at 9:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 19, 2015.

VOTING AND REVOCABILITY OF PROXIES

Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted (i) FOR the election of the Class A Directors nominated by the Board of Directors, for a three year term, and (ii) FOR the election of the Class B Director nominated by the Board of Directors for the remaining one year term, and (iii) FOR ratification of the appointment of Freed Maxick CPAs, P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2016. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-votes") will not be counted. Cumulative voting in connection with the election of directors is not permitted.

Please note that in accordance with rules of the New York State Stock Exchange governing brokers, the election of directors (Proposal No. 1 and Proposal No. 2) are “non-discretionary” items. Shares which are held in a brokerage account as to which the broker does not receive instructions on how to vote with respect to this item may not be voted with respect to this proposal and those votes will be counted as “broker non-votes.”

What are Broker Non-Votes? Broker non-votes are shares held in the street name by a broker that the broker has no discretionary authority to vote. Brokers do not have authority to vote on matters considered to be non-routine unless they have received instructions from the beneficial owners of the shares.

Shares which are voted to abstain and broker non-votes are not counted as votes cast on any matter to which they relate.

The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as present at the Annual Meeting for the purposes of determining a quorum.

RECORD DATE AND SHARE OWNERSHIP

Only holders of Common Stock of record on the books of the Company at the close of business on October 15, 2015, will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 15, 2015, 2,349,184 shares of Common Stock.

1

PROPOSAL NO.1 AND PROPOSAL NO.2 ELECTION OF DIRECTORS

The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine persons with the actual number determined in accordance with the Company's By-Laws. The Certificate of Incorporation further provides that there shall be three classes of directors (Class A, Class B and Class C) with overlapping three-year terms and that all classes shall be as nearly equal in number as possible.

The Board of Directors fixed the present number of directors at seven. The terms of three Class A Directors expire at the Annual Meeting. There are presently two Class C Directors, whose terms expire at the 2017 Annual Meeting, and one Class B Director, whose term expires at the 2016 Annual Meeting. The Board of Directors appointed Patrick T. Enright, Jr. as director, assigned to Class B, incidental to his employment as President and Chief Executive Officer on February 1, 2015. Under the Company's By-Laws, the term of the appointment expires at the Annual Meeting.

The Board of Directors has nominated three persons to stand for election as Class A Directors. The Board of Directors has also nominated Mr. Enright to stand for election as a Class B Director for the remaining one year of the Class B unexpired term.

The votes will be cast pursuant to the enclosed proxy for the election of each of the Class A and Class B nominees named unless specification is made withholding such authority. Each of the nominees is presently a director of the Company. Should any of said nominees become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

The names and business experience for the past five years of the four persons who have been nominated by the Board of Directors to stand for election as directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2016 or 2017 Annual Meeting appear below.

The Board has determined that all of the Board members with the exception of Howard Pinsley and Patrick T. Enright, Jr. are independent in accordance with the listing standards of the NYSE MKT and the By-Laws of the Company.

The independent members of the Board met incidental to each regularly scheduled Board of Directors meeting and three additional times during the fiscal year ended June 30, 2015, with no members of management present.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES

FOR CLASS A DIRECTORS.

		Offices and		Period to
		Positions		Date
		Held with		Served as
Name	Age	Company	Principal Occupation or Employment	Director

Carl Helmetag	67		An independent business consultant specializing	1999
in helping companies commercialize technology.
Mr. Helmetag was Vice President Sales of
AlphaMicron Inc., Kent, Ohio from 2009 - 2011;
President and CEO of UVEX Sports Inc. in
Cranston, R.I. from 1999 - 2009; President and CEO
of HEAD USA Inc. 1996 - 1999; Vice President and
then President at Dynastar Inc. from 1978 -1996.
He has a MBA from The Wharton School of
Business, University of Pennsylvania and a BA
in Economics from the University of Wisconsin.
Mr. Helmetag also serves as a trustee and treasurer
of the Newport Art Museum.

2

Howard Pinsley (1)	75	Howard Pinsley spent his entire career with the	1992
		Company. He served as Program Director prior
		to being elected Vice President-Special Power
		Supplies on April 3, 1992. On December 6, 1996,
		Mr. Pinsley was elected to the position of Executive
		Vice President. On June 9, 1998 he was elected to
		the positions of Chief Operating Officer and President.
		Subsequently he became Chief Executive Officer and
		Chairman of the Board. On February 28, 2010
		Mr. Pinsley retired from the position of President
		and Chief Executive Officer.

Alvin O. Sabo	72	Attorney engaged in private practice of law and Of	1999
		Counsel to the law firm of Donohue, Sabo, Varley &
		Huttner, LLP in Albany, NY. He was a partner with a
		predecessor firm beginning in 1980. Prior to that position,
		he was Assistant Attorney General, State of New York,
		Department of Law for eleven years and an associate with
		the intellectual property firm of Kenyon and
		Kenyon for two years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEE

AS A CLASS B DIRECTOR.

		Offices and		Period to
		Positions		Date
		Held with		Served as
Name	Age	Company	Principal Occupation or Employment	Director

Patrick T. Enright Jr.	54	President	Prior to his employment with the Company Mr. Enright	2015
		and CEO	was employed by DRS Technologies from May, 2010
until January, 2015 and last held the position of Vice
President of Strategic Planning. He previously held other
senior positions in the power electronics and ship
building industry for over 25 years at Northrup Grumman,
Newport News Shipbuilding, Henschel Corporation
and Vessel Management Group. Mr. Enright served in
the United States Merchant Marines from June, 1983 to
June, 1990.

3

CONTINUING CLASS B DIRECTOR - SERVING FOR A THREE YEAR TERM

EXPIRING AT THE 2016 ANNUAL MEETING.

		Offices and		Period to
		Positions		Date
		Held with		Served as
Name	Age	Company	Principal Occupation or Employment	Director

Barry Pinsley (1)	73		Certified Public Accountant who for five years acted	1999
as a consultant to the Company prior to his election as
a Vice President Special Projects on March 25, 1994.
On December 6, 1997, Mr. Pinsley was elected to the
Position of Vice President-Investor Relations and
Human Resources, from which he resigned on
June 9, 1998. He continued as a non-executive officer
through December 31, 2005. Mr. Pinsley was a practicing
Certified Public Accountant in Saratoga Springs,
New York from 1975, and is currently retired.

CONTINUING CLASS C DIRECTORS - SERVING FOR A THREE YEAR TERM

EXPIRING AT THE 2017 ANNUAL MEETING.

		Offices and		Period to
		Positions		Date
		Held with		Served as
Name	Age	Company	Principal Occupation or Employment	Director

Paul J. Corr	71		Certified Public Accountant who has been a Principal	1992
			at Capital Financial Advisors of New York, LLC,
			Clifton Park, NY since 2003. Mr. Corr was also a
			shareholder in the Clifton Park, NY accounting firm
			of Rutnik & Corr, P.C. from July 1999 through
			August 2011. In May 2007 he retired from Skidmore
			College where he had been a Professor of Management
			and Business since 1981.

Michael W. Wool	69		Attorney engaged in private practice of law and senior	1990
			partner since 1982 in the law firm of Langrock, Sperry &
			Wool, with offices in in Burlington, VT and Middlebury,
			VT. Mr. Wool also serves on the board of the New England
			Board of higher Education as Chair and as a director
			emeritus of the Boys and Girls Club of Burlington, VT.

(1) Barry Pinsley and Howard Pinsley are cousins.

None of the directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

4

BOARD OF DIRECTORS QUALIFICATONS

The Board of Directors believes that with respect to current Board members, a demonstration of dedicated commitment to the responsibilities of a director is a leading criteria for assessing such person’s qualifications for continued service on the Board. The Board will also consider a nominee’s relationship to the Company and the following skill sets and experience in evaluating Board candidates: industry experience, corporate management experience, financial acumen, experience in international sales, mergers and acquisition experience and corporate governance experience.

The specific experiences, qualifications, attributes and skills of each of the nominees for director and the individuals continuing as directors are as follows:

Mr. Enright is the Company's President and Chief Executive Officer and through his day-to-day involvement in all aspects of the Company's operations provides a vital link between junior and senior management personnel and the general oversight and policy setting responsibilities of the Board. Among the reasons Mr. Enright was hired in 2015 was his extensive experience in various executive capacities in the defense and shipbuilding industries, with responsibilities in strategic planning, business unit leadership, program management, and systems and solutions implementation. This provides a major asset to the Board in its oversight of customer retention, new business development and expansion of the Company's core business in defense and industrial power electronics.

Mr. Corr’s experience as a certified public accountant, investment advisor and professor of management and business at Skidmore College where he taught accounting theory, finance, and taxation, brings strong financial skills to the Board and qualifies him as the Audit Committee financial expert and the person on the Board responsible for risk assessment oversight.

Mr. Wool is a business and tax lawyer with over forty years of experience advising a broad range of clients in a broad spectrum of business, tax, governmental, commercial, employment and transactional matters. He provides valuable insight to the Espey Board in its deliberations and consideration of strategic initiatives including potential business combinations and acquisitions, employee and executive compensation matters, corporate governance matters and other legal issues.

Mr. Helmetag has a very strong business leadership, financial management and strategic planning background through his long career as a senior executive in several corporations. His personal experience in business development, economic conditions and financial issues is an invaluable resource for the Board on a myriad of matters it must consider from time to time.

Mr. Howard Pinsley’s affiliation with the Company for his entire professional career and his long-term service as a senior executive officer provides him with intimate knowledge of every aspect of the Company’s operations. His personal role in the development of the Company’s product line and his personal contacts with relationship persons at the Company’s domestic and international customers provide the Board with a vital resource in drawing upon the Company’s historic strengths while considering initiatives for future growth and development of the Company’s business.

Mr. Sabo’s experience through his long career as a commercial, government contracts and personal injury litigation lawyer is an asset to the Audit Committee and the full Board in its evaluation of legal, operational and employment-related risks. His educational background in electrical engineering, his experience in patent and intellectual property law and his experience in insurance coverage matters is valuable to the Board’s consideration of numerous issues pertaining to the Company’s business.

Mr. Barry Pinsley was associated with the Company in various consulting and employment capacities for more than thirty-five years and assists the Board with his knowledge regarding the Company’s product lines, operations and corporate culture as a small public company that evolved from a family-owned firm. In addition, his experience as a certified public accountant is an asset to the Board in its consideration of financial matters.

5

OTHER EXECUTIVE OFFICERS

The only individuals currently considered executive officers of the Company not previously identified are:

David A. O'Neil, 50, Treasurer and Chief Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP. Mr. O'Neil served as Interim President and CEO from June 2, 2014 until January 31, 2015.

Katrina L. Sparano, 44, Assistant Treasurer and Principal Accounting Officer of the Company since November 12, 2004. Ms. Sparano is a Certified Public Accountant. Prior to joining the Company on July 29, 2004, she was the Assistant Controller for Cambridge Heart, Inc. Ms. Sparano served as Interim Principal Financial Officer from June 2, 2014 until January 31, 2015.

Peggy A. Murphy, 57, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources and Facility Security Officer since October 1998.

The terms of office of all executive officers are until the next Annual Meeting of the Board of Directors unless successors are sooner appointed by the Board of Directors.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the Company's fiscal year ended June 30, 2015, the Board of Directors held a total of five meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings, as applicable, and the Annual Meeting of Shareholders.

The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2015, the Audit Committee held five meetings, and each Committee member attended at least 75% of such meetings.

The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, Alvin O. Sabo, and Paul J. Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2015, the Nominating Committee held two meetings and each Committee member attended the meeting.

The Board of Directors has a standing Compensation Committee whose members are Michael Wool, Chairman, Carl Helmetag and Barry Pinsley. The functions of this Committee include recommending to the full Board all compensation programs applicable to executive officers including salaries paid to executive officers, the compensation paid to non-employee directors and the grant of all forms of bonuses and stock-based compensation including to whom, and the time or times at which, options will be granted, the number of shares of common stock that underlie each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2007 Stock Option and Restricted Stock Plan. During the fiscal year ended June 30, 2015, the Compensation Committee held two meetings and each Committee member attended such meeting.

Board Independence - The Board has determined that all of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the NYSE MKT. The Board has further determined that Mr. Corr qualifies as an audit committee financial expert in accordance with the rules of the United States Securities and Exchange Commission ("SEC").

The Board also has a Succession Committee, members of which are Paul J. Corr, Howard Pinsley, Alvin O. Sabo, and Michael Wool and a Mergers and Acquisition Committee, members of which are Howard Pinsley, Barry Pinsley, and Michael Wool.

Board Leadership - The Board of Directors has not designated an individual as the lead independent director. Rather, the Board will designate one of its independent directors to act as a lead director on an ad hoc basis. For example, the Succession Committee was responsible for overseeing the process of identifying a new Chief Executive Officer resulting in the hiring of Mr. Enright effective February 1, 2015. Mr. Sabo was designated as the lead independent director for this project.

6

Risk Oversight - The Board oversees the Company’s processes to manage risk and has delegated the primary responsibility for reviewing policies with respect to risk assessment and risk management to the Audit Committee. Management is responsible for the development, implementation and maintenance of the risk management processes and is requested to report to the Audit Committee or the full Board periodically on its assessment of operational, financial and accounting, competitive, reputational and legal risks to the Company.

NON-EMPLOYEE DIRECTOR COMPENSATION

Company employees who also serve on the Company's Board of Directors do not receive director's fees. The non-employee Directors receive an annual fee of $45,000 for being a member of the Board of Directors. Each Director who also serves as a member of the Audit Committee is compensated an additional annual fee of $2,500 with the exception of the Chairman who is compensated an additional annual fee of $5,000. Each Director who serves as a member of the Succession Committee, Compensation Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid in monthly installments to the Directors.

The Board has adopted a Retired Director Compensation Program for the Directors of the Corporation. Under the plan, directors who have attained the age of 76 are required to retire from the Board, provided that retirement may be delayed until the end of the director's term. Directors who have retired shall be eligible to become a "director emeritus" for a maximum period of four (4) years. The actual term of a director emeritus shall be calculated on the basis of one quarter of a year for each year of service as a Board member. A director emeritus will have no vote, but will be expected to participate in meetings of the Board. If the director emeritus participates in at least 75% of the Board meetings during a calendar year, in person or by telephone, the director emeritus will be entitled to receive remuneration in the amount of the base annual director fee at the time of his or her retirement. In addition, a director emeritus will be entitled to participate in the Corporation's insurance programs offered to its employees.

An individual who has retired as a director but is an employee of the Corporation, or is otherwise receiving compensation from the Corporation under a severance contract or program will not be eligible for payment.

Pursuant to agreements between the Company and each of the non-executive Directors the benefit of the Retirement Program may not be modified without an individual Director’s consent.

The following table sets forth the compensation of the Company's non-employee Directors for the fiscal year ending June 30, 2015:

	Fees Earned or	Option	All Other
Name	Paid in Cash	Awards (2)	Compensation (1)	Total
	$	$	$	$
Paul Corr	$52,500	$3,006	$0	$55,506
Carl Helmetag	$50,000	$3,006	$7,953	$60,959
Barry Pinsley	$50,000	$3,006	$3,976	$56,982
Howard Pinsley	$50,000	$3,006	$7,953	$60,959
Alvin O. Sabo	$50,000	$3,024	$0	$53,024
Michael Wool	$52,500	$3,006	$7,953	$63,459

(1)	Represents the dollar amount contributed for Director’s health insurance for fiscal year ended June 30, 2015.
(2)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2015 in accordance with ASC Topic 718. For information concerning the assumptions made in the valuation of awards, see Note 11 of the Company’s financial statements for fiscal year ended June 30, 2015.

7

The non-employee Directors held the following unexercised options at June 30, 2015:

	Number of Securities	Number of Securities	Option	Option
	Underlying Unexercised	Underlying Unexercised	Exercise	Expiration
Name	Options Exercisable	Options Unexercisable (a)	Price $	Date
Paul Corr	2000		$18.29	2/21/2017
	2000		$21.54	5/23/2018
	2000		$17.09	2/20/2019
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1600	$26.09	6/12/2025

Carl Helmetag	1400		$18.29	2/21/2017
	1400		$21.54	5/23/2018
	1400		$17.09	2/20/2019
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1600	$26.09	6/12/2025

Barry Pinsley	1400		$17.80	5/19/2016
	1400		$18.29	2/21/2017
	1400		$21.54	5/23/2018
	1400		$17.09	2/20/2019
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1600	$26.09	6/12/2025

Howard Pinsley	4000		$21.54	5/23/2018
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1600	$26.09	6/12/2025

Alvin O. Sabo	1400		$17.80	5/19/2016
	1400		$18.29	2/21/2017
	1400		$21.54	5/23/2018
	1400		$17.09	2/20/2019
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1800	$26.09	6/12/2025

8

	Number of Securities	Number of Securities	Option	Option
	Underlying Unexercised	Underlying Unexercised	Exercise	Expiration
Name	Options Exercisable	Options Unexercisable (a)	Price$	Date

Michael Wool	1600		$18.29	2/21/2017
	1600		$21.54	5/23/2018
	1600		$19.20	8/19/2020
	1600		$25.10	8/26/2021
	1600		$25.18	6/01/2022
		1600	$27.22	8/23/2023
		1600	$26.09	6/12/2025

(a)      Unexercisable options vest as follows: (i) Options with an expiration date of August 23, 2023 vest on August 23, 2015 and options with an expiration date of June 12, 2025 vest on June 12, 2017 .

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2015 and June 30, 2014 received by the Company's two most highly compensated executive officers who received over $100,000 in total compensation for the fiscal year ended June 30, 2015 (collectively, the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE

Name and				Option (2)	All Other (3)
Principal Position	Year	Salary $	Bonus $(5)	Awards $	Compensation $	Total $
Patrick T. Enright Jr. (1)	2015	$99,231	$25,000	$7,736	$6,450	$138,417
President and Chief
Executive Officer

David O'Neil (4)	2015	$193,382	$20,000	$3,343	$19,586	$236,311
CFO/Treasurer	2014	$159,205	$40,000	$6,264	$16,817	$222,286

(1)	The information for Mr. Enright is for the period February 1, 2015, the effective date of his employment, through June 30, 2015.
(2)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended June 30, 2015 in accordance with ASC Topic 718. For information concerning the assumptions made in the valuation of awards, see Note 11 of the Company's financial statements for fiscal year ended June 30, 2015.
(3)	In the case of Mr. Enright, all other compensation for fiscal year 2015 is represented by the reimbursement of relocation expenses. In the case of Mr. O’Neil, all other compensation for fiscal years 2014 and 2015 was represented by the value of shares of the Company’s common stock allocated to his account in the Company’s ESOP and Company matching contributions to the Company 401(k) Plan, as set forth below. Dividends are paid on allocated shares in the Company’s ESOP at the same time and rate and in the same form as dividends paid on common shares generally.
(4)	Mr. O'Neil served as Interim President and Chief Executive Officer from July 2, 2014 thru January 31, 2015. During such period his salary was increased by $36,923.
(5)	In the case of Mr. Enright the bonus amount listed is bonus earned and not actually paid during fiscal year ended June 30, 2015, in accordance with his Executive Employment agreement.

9

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning outstanding equity awards held by the Company's Named Executive Officer at fiscal year end June 30, 2015.

		Value of
		allocated	Company
		vested shares	Contributions
		in Company	to 401(k)
Name	Year	ESOP ($)	Plan ($)	Total
Patrick T. Enright Jr.	2015	$0	$0	$0
David O'Neil	2015	$18,651	$935	$19,586
	2014	$15,067	$1,750	$16,817

	Number of Securities	Number of Securities	Option	Option
	Underlying Unexercised	Underlying Unexercised	Exercise	Expiration
Name	Options Exercisable	Options Unexercisable (a)	Price $	Date
Patrick T. Enright Jr.		10000	$26.53	2/02/2025
		4000	$26.09	6/12/2025

David O'Neil	2000		$17.80	5/19/2016
	2000		$18.29	2/21/2017
	2000		$21.54	5/23/2018
	2000		$17.09	2/20/2019
	2000		$19.20	8/19/2020
	2000		$25.10	8/26/2021
	2000		$25.18	6/01/2022
		2000	$27.22	8/23/2023
		2000	$26.09	6/12/2025

(a)  Unexercisable options vest as follows: (i) Options with an expiration date of August 23, 2023, vest on August 23, 2015, options with an expiration date of February 2, 2025, vest on February 2, 2017, and options with an expiration date of June 12, 2025, vest on June 12, 2017.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of June 30, 2015 with respect to compensation plans under which equity securities of the Company may be issued:

Equity Compensation Plan Information

	Number of securities to	Weighted-average	Number of Securities remaining
	be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plan (excluding
Plan Category	warrants and rights	warrants and rights	securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation
plans approved by
security holders	187,500	$23.38	192,850

Equity compensation
plans not approved
by security holders	-0-		-0-
	187,500		192,850

10

INSURANCE

The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

EMPLOYEE RETIREMENT PLAN AND TRUST

Under the Company's ESOP, approved by the Board of Directors on June 2, 1989, effective July 1, 1988, all non-union employees of the Company, including the Company's executive officers and non-executive officers are eligible to participate. The ESOP is a non-contributory plan, which is designed to invest primarily in shares of common stock of the Company. Certain technical amendments not considered material were adopted effective as of June 10, 1994, July 1, 2003, and July 1, 2005.

Of the 459,864 shares of common stock of the Company allocated to participants of the ESOP as of June 30, 2015, no shares were allocated to Mr. Enright and 12,999 shares were allocated to Mr. O’Neil.

The ESOP's purchase of common stock from the Company has been financed by loans from the Company to the ESOP. Each year the Company makes contributions to the ESOP, which are used to make loan interest and principal payments to the Company. Following each payment of principal on the loan, a portion of the unallocated shares held by the ESOP is allocated to participants.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

The Company has an Executive Employment agreement with Patrick T. Enright Jr., President and Chief Executive Officer. The agreement was effective February 1, 2015 and expires January 31, 2018, but will automatically renew for additional one year periods unless either the Company or the employee gives at least 60 days' notice to the contrary. The agreement provides for the payment of base compensation, relocation expense reimbursement and bonus compensation. Mr. Enright is entitled to an annual performance-based cash bonus currently comprised of three components, with the maximum aggregate amount payable not to exceed his annual base salary. The first component is discretionary, except as noted below, based upon an annual performance assessment and may not exceed $75,000. The second component is based upon an increase in operating earnings over the prior fiscal year and may not exceed $100,000. The third component is based on the increase in sales plus backlog over the prior fiscal year and may not exceed $100,000. In order to be eligible for the bonus compensation for a fiscal year ending June 30, Mr. Enright must be employed on December 31 following such year. For the fiscal year ending June 30, 2015, Mr. Enright will be entitled to only the first component of the bonus plan and the amount payable will not be less than $25,000. The Board expects to implement the terms of a revised performance bonus for Mr. Enright effective for the fiscal year ending June 30, 2016. The relocation expense reimbursement expires on December 31, 2015, and to the extent that the relocation expenses are less than $100,000, Mr. Enright shall be entitled to receive the difference as a sign on bonus.

The Company has an Executive Employment agreement with David O’Neil, Treasurer and Chief Financial Officer. The agreement was effective March 1, 2013 and expires June 30, 2016, but will automatically renew for additional one year periods unless either the Company or Mr. O'Neil gives at least 60 days’ notice to the contrary. The agreement provides for the payment of base compensation and bonus compensation as determined by the Board in its discretion. If he is terminated without “cause” or incidental to a change of control or if he terminates employment for “good reason” he is entitled to nine months severance pay of his then current base salary plus health benefits.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, revised most recently by the Board on September 11, 2015. The Audit Committee Charter is available on the Company’s website at www.espey.com under the tab "Investors".

11

In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2015 with management and the independent auditors.

The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1 (Independence Discussions with Audit Committees), and has discussed with the auditors the auditors' independence.

The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

Audit Committee: Paul J. Corr, Chairman Carl Helmetag Alvin O. Sabo

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter. A copy of the charter is available on the Company's website, www.espey.com, under the tab "Investors".

The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. In addition to industry experience, the Nominating Committee will consider the following skill sets and experience; corporate management experience, financial acumen, experience in international sales, mergers and acquisition experience and corporate governance experience. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company's business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated candidates as it does for those proposed by other Board members, management and search companies.

The Nominating Committee’s evaluation of existing Board members and prospective new Board members and the implementation of a diversity policy will be in the context of determinations made regarding the size of the Board of Directors. The Company is a small business with less than $40 million in sales and operations at only one location. Due to the size of the business and the relatively simple corporate structure, the Board of Directors has determined not to increase its size. If a determination is made to add Board members, diversity is a factor that will be considered by the Nominating Committee.

The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholder wishing to submit such a recommendation should send a letter, postmarked no more than 180 days and no later than 120 days prior to the date on which the Company’s Annual Meeting was held during the prior year, to the Secretary of the Company. In the case of an Annual Meeting that is called for a date that is not within 30 calendar days before or after the first anniversary date of the Annual Meeting of Shareholders in the immediately preceding year, any such written proposal of nomination must be received by the Secretary not less than five days after the Corporation shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that an Annual Meeting of Shareholders will be held. The letter must identify its writer as a shareholder of the Company, provide evidence of the writer’s stock ownership and provide:

•	The name, address, telephone number and social security number of the candidate to be considered;

12

•	A description of understandings, contractual, business or familial relationships between the shareholder and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

•	The candidate's resume and at least three references;

•	A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

All candidates recommended to the Nominating Committee must meet the independence standards of the NYSE MKT and the definition of "independent director" in the Company’s By-Laws.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, adopted on February 20, 2009. A copy of the charter is available on the Company's website, www.espey.com, under the tab "Investors".

The objectives of the compensation program are designed to align performance with the interests of shareholders, reward performance, retain and recruit qualified and effective talent.

The Committee will consult with senior management to establish, review and evaluate the long-term strategy of executive compensation and the types of stock and other compensation plans utilized by the Company. The Committee will also assist the Board in the establishment of annual goals and objectives for the Company’s Chief Executive Officer, as well as consulting with the Chief Executive Officer to establish goals and objectives for other members of senior management. The Committee will assist the Board in establishing plans for executive officer development. The Committee has not engaged a compensation consultant in connection with the discharge of its responsibilities.

The Committee is responsible for recommending to the Board all grants and awards under the Corporation’s stock option plans and other equity-based plans. It is not intended that the authority of the Board under the 2007 Stock Option and Restricted Stock Plan be delegated to the Committee, but rather that the Committee serve in an advisory capacity. The Committee will also consult with the Chief Executive Officer for senior management grants and awards.

The Committee will review compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

The Committee will review and approve, in consultation with the Chief Executive Officer, any severance or similar termination payments proposed to be made to any current or former executive officer of the Corporation (other than the current Chief Executive Officer), and review and recommend to the Board any severance or similar termination payments proposed to be made to the current Chief Executive Officer.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp., 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of October 15, 2015, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock:

13

Title	Name and Address of	Amount and Nature	Percent
Class	Beneficial Owner	of Beneficial Ownership	of Class
Common Stock	Wellington Trust Company, NA	181,771 - Direct (1)	7.71%
	Wellington Management Group LLP,
	National Association Multiple Common Trust Funds Trust
	Micro Cap Equity Portfolio
	c/o Wellington Trust Company
	280 Congress Street
	Boston, MA 02210

(1)	The information is from Schedules 13G dated February 12, 2015 filed with the SEC by each of (i) Wellington Trust Company, NA, as investment advisor (the "Investment Advisor") to Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio (the "Fund"); (ii) Wellington Trust Company, NA, as investment advisor; and (iii) Wellington Management Group LLP ("Wellington LLP"). Wellington LLP reports the ownership of the Investment Advisor. The Investment Advisor reports the beneficial ownership of 161,888 shares by the Fund and the ownership of 181,771 shares by clients of the Investment Advisor, but with no client of the Investment Advisor having the power to receive, or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities, other than the Fund.

SECURITY OWNERSHIP OF MANAGEMENT

The following information is furnished as of October 15, 2015 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:

Title Class	Name of	Amount and Nature	Percent
	Beneficial Owner	of Beneficial Ownership	of Class

Common Stock	Paul Corr	22,839 - Direct (1)	*

Common Stock	Patrick T. Enright, Jr.	1,000 - Direct	*

Common Stock	Carl Helmetag	28,354 - Direct (1)	1.2%

Common Stock	Peggy Murphy	11,200- Direct (1)	*
		10,382 - Indirect (2)

Common Stock	David O’Neil	25,600 - Direct (1)	1.6%
		12,999 - Indirect (2)

Common Stock	Barry Pinsley	64,762 - Direct (1)	2.7%

Common Stock	Howard Pinsley	79,413 - Direct (1)	4.4%
		25,503 - Indirect (2)

Common Stock	Alvin O. Sabo	21,800 - Direct (1)	*

Common Stock	Katrina Sparano	10,445 - Direct (1)	*
		3,603 - Indirect (2)

Common Stock	Michael Wool	20,300- Direct (1)	*

	Officers and Directors	285,713- Direct (1)	13.7%
	as a Group (9 persons)	52,487- Indirect (2)

* Less than one percent

14

1)	Direct shares include options to acquire shares, which are exercisable within 60 days as follows:

Name of	Exercisable	Name of	Exercisable
Beneficial	Options	Beneficial	Options
Owner		Owner
Paul Corr	12,400	Howard Pinsley	10,400
Carl Helmetag	10,600	Alvin Sabo	12,000
Peggy Murphy	11,200	Katrina Sparano	10,100
David O'Neil	16,000	Michael Wool	9,600
Barry Pinsley	12,000

2)	Includes shares allocated to named officer as of June 30, 2015, as a participant in the Company's ESOP and may reflect dispositions that have occurred since the date of the person’s last ownership report on Form 4. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

CODE OF ETHICS

The Company has adopted a Code of Ethics which is available on the Company’s website at www.espey.com under the tab "Investors".

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Freed Maxick CPAs, P.C. (“Freed Maxick”) as the Company’s independent public accountants for the fiscal year ending June 30, 2016.

Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Freed Maxick as independent accountants for the fiscal year ending June 30, 2016. The Company is advised by said firm that neither the firm nor any of its members now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

A representative of Freed Maxick is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FREED MAXICK CPAs, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2016.

On September 29, 2014 the Company reported that it had been notified by EFP Rotenberg, LLP (“EFPR”), the firm which audited the Company’s financial statements for the fiscal year ending June 30, 2014 and prior years, that it would not serve as the Company’s independent accounting firm for the Company’s fiscal year 2015. The Company understands the basis for such decision as EFPR having made a strategic decision to serve public companies in roles other than as independent auditor.

EFPR’s reports on the financial statements of the Company for each of the fiscal years ending June 30, 2014 and June 30, 2013 neither contained an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles. During such two fiscal years and the interim period preceding the date on which EFPR notified the Company that it would decline to stand for re-appointment, there were no disagreements with EFPR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFPR, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Audit Committee selected Freed Maxick as the Company’s independent public accountants for the fiscal year ending June 30, 2015 following the 2014 Annual Meeting of Shareholders.

15

The aggregate fees billed for professional services by Freed Maxick and EFPR, in the fiscal year ended June 30, 2015 and for professional services for EFPR in the fiscal years ended June 30, 2014, respectively, for these various services were:

	2015	2014
TYPE OF FEES	Amount Billed	Amount Billed
(1) Audit Fees	$93,000	$79,500
(2) Audit Related Fees	None	None
(3) Tax Fees	$10,500	$10,500
(4) All Other Fees	None	None
Total	$103,500	$90,000

In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services rendered by the principal accountant for the audit of the Company's annual financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning rendered by the principal accountant. 100% of the services set forth in sections (1) through (3) above were approved by the Audit Committee in accordance with its charter.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of a registered class or the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities complied with all Section 16(a) filing requirements for the fiscal year ended June 30, 2015.

ANNUAL REPORTS

The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, including financial statements as filed with the Securities and Exchange Commission accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2015, filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., Attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2015 can also be viewed electronically through a link at the Company's website at www.espey.com.

SHAREHOLDER PROPOSALS

Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2016 Annual Meeting must be received by the Company at its Principal Executive Office no later than June 16, 2016, if it is to be included in the Company's 2016 proxy statement and proxy form. In addition, the Company's By-Laws outline procedures that a shareholder must follow to nominate directors or to bring other business before an Annual Meeting of Shareholders. Except as required under the Business Corporation Law of New York, shareholder proposals will not be considered at special meetings.

16

PROXY SOLICITATION

The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

By Order of the Board of Directors,

Patrick T. Enright Jr.
President and Chief Executive Officer

October 19, 2015

Saratoga Springs, New York

17

ESPEY Mfg. & Electronics Corp.
Saratoga Industries

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 3.

1. TO ELECT: three Class A Directors Carl Helmetag, Howard Pinsley, and Alvin Sabo to serve for a three year term expiring at the 2018 annual meeting or until his successor is duly elected and qualifies.

	For	Withhold
01 - Carl Helmetag	☐	☐
02 - Howard Pinsley	☐	☐
03 - Alvin Sabo	☐	☐

	For	Withhold
01 - Patrick T. Enright Jr.	☐	☐

	For	Against	Abstain
3. TO RATIFY the appointment of Freed Maxick CPA's, P.C. as the independent public accountants of the Company for fiscal year ending June 30, 2016.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

026L7D

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 4, 2015.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

www.edocumentview.com

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

ESPEY Mfg. & Electronics Corp. Saratoga Industries

Proxy — ESPEY MFG. & ELECTRONICS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS December 4, 2015

The undersigned hereby appoints Paul J. Corr and Michael W. Wool as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders to be held on December 4, 2015 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE